UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2013

TRAVELZOO INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50171	36-4415727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 37th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 484-4900
Registrant’s telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kelly M. Urso, who has served as a director of Travelzoo Inc. (the “Company”) since February 1999, has informed the Company that, following her fourteen years of service on the Board of Directors of the Company (the “Board of Directors”), she has decided not to stand for re-election to the Board of Directors at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”).

The Board of Directors has nominated Mary Reilly to stand for election to the Board of Directors at the Annual Meeting in light of Ms. Urso’s decision not to stand for re-election. Further information regarding Ms. Reilly’s experience and expertise will be provided in the Company’s proxy statement which will be distributed to stockholders in connection with the Annual Meeting.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

By:	/s/ Glen Ceremony
Glen Ceremony
Chief Financial Officer

Dated:  July 25, 2013